UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2016

Mastech Digital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400, Moon Township, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

Mastech Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 9, 2016, pursuant to Articles of Amendment filed with the Department of State of the Commonwealth of Pennsylvania on that date, Mastech Holdings, Inc. (the “Company”) amended Article I of its Articles of Incorporation to change its name to Mastech Digital, Inc. and amended and restated its Articles of Incorporation. In addition, the Company’s bylaws were amended and restated to reflect the change of the Company’s name, effective September 9, 2016.

The change of the Company’s name does not have an effect on the rights of the holders of the Company’s currently outstanding shares of common stock. The ticker symbol for the Company’s common stock listed on the NYSE MKT, MHH, remains the same. The name change will not become effective with the NYSE MKT until September 15, 2016.

In connection with the name change, the Company launched a new corporate website: www.mastechdigital.com. The Company’s investor relations information, including press releases and links to the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, amendments to these reports and other documents filed or furnished by the Company with the SEC and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, Corporate Governance Guidelines and Code of Business Conduct and Ethics, are available on this website. Any amendment to or waivers of the Code of Business Conduct and Ethics will be disclosed on this website.

Copies of the Amended and Restated Articles of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01.	Other Events.

On September 12, 2016, the Company issued a press release announcing the change of its name. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 8.01, including the information in Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or any other filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except to the extent set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Articles of Incorporation of Mastech Digital, Inc.

3.2	Amended and Restated Bylaws of Mastech Digital, Inc.

99.1	Press Release issued by Mastech Digital, Inc. on September 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

September 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Mastech Digital, Inc.

3.2	Amended and Restated Bylaws of Mastech Digital, Inc.

99.1	Press Release issued by Mastech Digital, Inc. on September 12, 2016